ECC INTERNATIONAL CORP.

                                                               October 31, 2002

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ECC International Corp., to be held at 2001 West Oak Ridge Road in Orlando, Florida, on December 13, 2002 at 10:00 a.m., Eastern Standard Time. The Board of Directors and management look forward to personally greeting those stockholders able to attend.

     At this meeting, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, stockholders will be asked to consider and act upon: (i) the election of the Board of Directors to serve for a one-year term and (ii) the approval of the Company's 2002 Employee Stock Purchase Plan, and (iii) the ratification of the selection of PricewaterhouseCoopers, LLP as the Company's independent public accountants for the current fiscal year.

     Your vote is important, regardless of the number of shares you own. We urge you to sign, date and mail the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the meeting.

     On behalf of the Board of Directors, thank you for your continued support.

                                        Sincerely,


                                        /s/ James R. Henderson

                                        JAMES R. HENDERSON
                                        President and
                                        Chief Executive Officer

                            ECC INTERNATIONAL CORP.

                                 ------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 ------------

To the Stockholders of
ECC INTERNATIONAL CORP:

     Notice is hereby given that the Annual Meeting of Stockholders of ECC International Corp., a Delaware corporation (the "Company"), will be held at 2001 West Oak Ridge Road in Orlando, Florida, on December 13, 2002 at 10:00 a.m., Eastern Standard Time (the "Meeting"), to consider and act upon the following matters:

     1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified.

     2.   To approve the Company's 2002 Employee Stock Purchase Plan.

     3. To ratify the selection of PricewaterhouseCoopers, LLP as the Company's independent public accountants for the current year.

     4. To transact such other business, if any, as may properly come before the Meeting and any adjournments thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     Holders of record of the Company's Common Stock, $.10 par value per share, as of the close of business on October 22, 2002 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of stockholders is open for examination to any stockholder at the principal executive offices of the Company, 2001 West Oak Ridge Road, Orlando, Florida 32809-3803 and will be available at the Meeting.

                                        By Order of the Board of Directors,


                                        /s/ Melissa Van Valkenburgh

                                        Melissa Van Valkenburgh, Secretary

Orlando, Florida
October 31, 2002

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                             ECC INTERNATIONAL CORP.
                            2001 West Oak Ridge Road
                             Orlando, FL 32809-3803

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                  For the Annual Meeting of Stockholders to be
                            Held on December 13, 2002

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ECC International Corp., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held at 2001 West Oak Ridge Road in Orlando, Florida, on December 13, 2002 at 10:00 a.m., Eastern Standard Time (the "Meeting"), and all adjournments thereof. The matters to be considered and acted upon at the Meeting are described below in this Proxy Statement.

     All shares represented by proxies will be voted in the manner specified on the proxy. Any proxy not specifying the contrary will be voted in the election of directors for the Board of Directors' nominees and in favor of the proposal regarding the selection of accountants. Stockholders giving proxies may revoke them by written request to the Secretary of the Company at any time prior to their being voted.

     The Notice of Meeting, this Proxy Statement, the enclosed proxy and the Company's Annual Report for the fiscal year ended June 30, 2002 are first being sent or given to the Company's stockholders on or about November 15, 2002. The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-K for the year ended June 30, 2002, as filed with the Securities and Exchange Commission, without exhibits. Please address all such requests to the Company, 2001 West Oak Ridge Road, Orlando, Florida 32809-3803, Attention: Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Voting Securities and Votes Required

     Holders of record of the Company's Common Stock, $.10 par value per share (the "Common Stock"), as of the close of business on October 22, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Meeting and any adjournments thereof. As of the Record Date, there were outstanding and entitled to vote 7,878,194 shares of Common Stock. With respect to each matter to come properly before the Meeting, each holder of shares of Common Stock will be entitled to one vote per share.

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting is required for the approval of the Company's 2002 Employee Stock Purchase Plan and ratification of the selection of PricewaterhouseCoopers, LLP as the Company's independent auditors for the current fiscal year.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees, who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on each matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on such matter.

     All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Meeting in accordance with the directions of the proxies. If no direction is indicated, the shares will be voted as recommended by the Board of Directors. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by providing written notice of such revocation to the Secretary of the Company, by submitting a validly executed later-dated proxy, or by attending the Meeting and voting in person. The mere presence of a stockholder at the Meeting, however, will not constitute a revocation of a previously submitted proxy.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information, as of August 31, 2002, with respect to the beneficial ownership of Common Stock by (i) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director,
(iii) each current executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group:

                                                                   Shares of Common          Percentage of
                                                                  Stock Beneficially     Outstanding Shares of
Name of Beneficial Owner                                               Owned (1)           Common Stock (2)
------------------------                                         --------------------   ----------------------
5% Stockholders:
Dimensional Fund Advisors, Inc. ..............................           619,264(3)               7.9%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401
Franklin Resources, Inc. .....................................           500,000(4)               6.4%
    77 Mariners Island Blvd.
    San Mateo, CA 94404
Steel Partners II, L.P. ......................................         2,290,200(5)              29.2%
    150 East 52nd Street, 21st Floor
    New York, NY 10022
Directors:
Julina D. Demora .............................................           484,776(6)               6.2%
James R. Henderson ...........................................             5,000(7)                 *
Jesse L. Krasnow .............................................           109,252(8)               1.4%
Warren G. Lichtenstein .......................................         2,300,200(9)              29.3%
Merrill A. McPeak ............................................           127,743(10)              1.6%
Robert F. Mehmel .............................................            15,000(11)                *
Other Named Executive Officers:
Melissa Van Valkenburgh ......................................            58,557(12)                *
All directors and executive officers as a group (7 persons)...         3,100,528(13)             38.6%

------------

* Percentage is less than 1% of the total number of outstanding shares of Common Stock.

(1) The number of shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power, and also includes any shares which the person or entity has the right to acquire within 60 days after August 31, 2002. Any references in these footnotes to stock options held by a person shall refer only to stock options currently exercisable or exercisable within 60 days after August 31, 2002. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(2) For purposes of this table, the total number of shares outstanding and the number of outstanding shares of Common Stock for each person is adjusted to include the number of shares of Common Stock subject to stock options held by such person.

(3) On February 1, 2002, Dimensional Fund Advisors Inc., filed a Schedule 13G pursuant to Section 13 of the Exchange Act and the rules promulgated thereunder reporting its beneficial ownership of shares of Common Stock. Dimensional Fund Advisors Inc. reported sole dispositive and voting power over 619,264 of such beneficially owned shares of Common Stock.

(4) On February 14, 2002, Franklin Resources, Inc., filed a Schedule 13G pursuant to Section 13 of the Exchange Act and the rules promulgated thereunder reporting its beneficial ownership of shares of Common Stock. Franklin Resource, Inc., reported sole dispositive and voting power over 500,000 of such beneficially owned shares of Common Stock.

(5) The foregoing is derived from information provided by Steel Partners II, L.P. Steel Partners II, L.P., reported sole dispositive and voting power over 2,290,200 of such beneficially owned shares of Common Stock.

(6) Includes 479,776 shares which are held in trust for the benefit of Mr. Demora and 5,000 shares subject to outstanding stock options.

(7)  Consists of 5,000 shares subject to outstanding stock options.

(8) Includes 20,100 shares which are held in trust for the benefit of Mr. Krasnow's three children, 84,152 shares held jointly by Mr. Krasnow and his wife, and 5,000 shares subject to outstanding stock options.

(9) Includes shares described in (5) and 5,000 shares owned directly by Mr. Lichtenstein and 5,000 shares subject to outstanding stock options. Mr. Lichtenstein is the managing member of Steel Partners LLC, which is the general partner of Steel Partners II, LP, and as a result, may be considered the beneficial owner of the shares held by Steel Partners II, LP, although Mr. Lichtenstein disclaims such beneficial ownership, except as to his pecuniary interest therein.

(10) Includes 90,000 shares subject to outstanding stock options.

(11) Consists of 15,000 shares subject to outstanding stock options.

(12) Includes 58,000 shares subject to outstanding stock options.

(13) Includes the shares described in notes 6-12 above.

                             ELECTION OF DIRECTORS

     The persons named in the enclosed proxy (James R. Henderson and Jesse L. Krasnow) will vote to elect as directors of the Company the six nominees named below unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Each nominee has consented to being named in this Proxy Statement and to serve as a director if elected.

     Each director will be elected to hold office until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. If for any reason any nominee should become unavailable for election prior to the Meeting, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently expected that any of the nominees will be unavailable. The affirmative vote of the holders of a plurality of the shares of the Common Stock of the Company present or represented at the Meeting is necessary for the election of the nominees named below.

     Set forth below are the name and age of each nominee for the Board and the positions and offices held by him, his principal occupation and business experience for at least the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director as of August 31, 2002, appears under "Security Ownership of Certain Beneficial Owners and Management." There are no family relationships among any of the nominees for director and executive officers of the Company.

     Julian J. Demora, age 76, became a director in 1992. Mr. Demora is President of the construction and development company, Key Realty and Development, Inc.

     James R. Henderson, age 44, became a director in 1999. Mr. Henderson has been employed by Steel Partners, Ltd., for 3 years and is currently the Vice President of Operations. He was previously employed for 3 years by Ayden Corporation, most recently as President and Chief Operating Officer. Prior to that he was employed by Unisys Corporation. Mr. Henderson has been on the Board of Directors since 1999. Upon the departure of Dr. James C. Garrett, the Board appointed Mr. Henderson as Interim Chief Executive Officer effective July 1, 2002. See "Employment and Severance Agreements." Mr. Henderson serves on the Board of Directors of SL Industries, Inc.

     Jesse L. Krasnow, age 53, became a director in 1976. Mr. Krasnow is a Partner in the private investment firm of Lefferts/Fore LLC.

     Warren G. Lichtenstein, age 37, became a director in 1999. Mr. Lichtenstein has been a managing member of Steel Partners LLC, which is the general partner of Steel Partners II, LP, since January 1996. Prior to that, Mr. Lichtenstein was Chairman and a director of Steel Partners, Ltd., from 1993 until January 1996. Mr. Lichtenstein serves on the Boards of Gateway Industries, Inc., WebFinancial Corporation, Tandycrafts, Inc., Puroflow Inc., SL Industries, Inc., and United Industrial, Inc.

     Merrill A. McPeak, age 66, became a director in 1995. He served over twenty years in senior United States Air Force positions, culminating in four years as Chief of Staff from 1990 through 1994, retiring with the rank of General. General McPeak has served as President of McPeak & Associates, a consulting company, since 1994. General McPeak serves on the Boards of Directors of Tektronix, Inc., and Centerspan Communications, Inc.

     Robert F. Mehmel, age 40, became a director in 2000. Mr. Mehmel has been an Executive Vice President of Business Operations and Strategy for DRS Technologies since January 2000. Previously, he served as Director of Corporate Development for Jabil Circuit from July 2000 to January 2001. Prior to that, he was Vice President of Planning for L3 Communications from April 1997 to July 2000.

Board and Committee Meetings

     During the fiscal year ended June 30, 2002, the Board held four regular meetings and seven special teleconference meetings. Every member of the Board attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which they respectively served with the exception of Mr. Mehmel, who missed three of the special teleconference meetings, therefore attending 73% of the meetings. The Company has an Audit Committee and an Organization and Compensation Committee. The Company does not have a Nominating Committee.

     The principal functions of the Audit Committee are to make recommendations to the Board regarding the appointment of the Company's independent public accountants, review and approve any major changes in accounting policy, review the arrangements for, and the scope and results of, the independent audit, review and approve the independent accountants' proposed fees for audit and non-audit services, and review the Company's policies and procedures for compliance with disclosure requirements with respect to conflicts of interest and for prevention of unethical, questionable or illegal payments. During fiscal year 2002, Messrs. Krasnow and Henderson composed the Audit Committee of the Board. General McPeak was appointed to the Committee in January 2002. All members of the Audit Committee are independent and attended all four meetings of that Committee held during fiscal year 2002. As of August 23, 2002, the Committee membership was revised and currently consists of Messrs. Demora, Krasnow and McPeak, all of whom are independent.

     The principal functions of the Organization and Compensation Committee are to advise and guide the Board in determining executive officer compensation and to assist the Board in the administration of the Company's stock option plans. During fiscal year 2002, Messrs. Demora, McPeak and Mehmel composed the Organization and Compensation Committee of the Board and attended all five meetings of that Committee held during fiscal year 2002. As of August 23, 2002, the Committee membership was revised and currently consists of Messrs. Henderson, McPeak and Mehmel.

Directors' Compensation

     All of the directors are reimbursed for expenses incurred in connection with their attendance at each Board and Committee meeting. Each non-employee director is paid annual fees of $20,000 plus $1,000 for each regular Board and Committee meeting attended and $500 for each special teleconference meeting that exceeds one-half hour. The Chairman of the Board, currently General McPeak, is paid annual fees of $40,000 plus $1,000 for each Board and Committee meeting attended and $500 for each special teleconference meeting that exceeds one-half hour. Mr. McPeak does not receive any additional compensation for his participation on the Audit Committee.

     In accordance with the 1997 Director Equity Compensation Plan, upon election the Chairman of the Board receives options to purchase 25,000 shares of Common Stock and thereafter receives options to purchase 5,000 shares of Common Stock for each annual election to the Chairman's position. Other directors elected to the Board receive options to purchase 10,000 shares of Common Stock upon election with exception of Messrs. Lichtenstein and Henderson.

     Beginning in fiscal year 2001, each Board member has the option to make an annual election to receive their compensation in either cash only or half-cash and half-stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on its review of copies of reports filed by reporting persons of the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company believes that during fiscal year 2002 all filings required to be made by reporting persons of the Company were timely made in accordance with the requirements of the Exchange Act with the exception of Mr. Julian Demora. Mr. Demora, a director of the Company, reported the exercise of options to purchase 10,000 shares of Common Stock, which occurred on May 9, 2002 on a Form 4 filed October 28, 2002.

Other Executive Officers

     Ms. Van Valkenburgh assumed her position in March 1999. She is a Certified Public Accountant who most recently was Controller of Applied Materials Incorporated at their Austin, Texas site. She previously served for 17 years at Rockwell International where she was Controller of several of its Defense Electronic Divisions. Prior to that, she worked in public accounting with Deloitte & Touche for 5 years.

                             EXECUTIVE COMPENSATION

Employment and Severance Agreements

     In connection with the decision of the Board of Directors to not renew the employment of Dr. James C. Garrett as President and Chief Executive Officer, per his Employment Agreement dated June 15, 1998 and amended May 3, 2001, Dr. Garrett will receive his base salary of $250,000 as severance, as well as medical and dental benefits, for a period of 12 months commencing July 1, 2002. On July 1, 2002, Dr. Garrett repaid an outstanding Promissory Note owed the Company in full, which included the principal balance of $146,250 and accrued interest through June 30, 2002 of $32,978.37 for a total of $179,228.37.

     In August 1999, Mr. Glenn C. Andrew and Ms. Melissa A. Van Valkenburgh also entered into employment agreements with the Company. Pursuant to these agreements, each of them are entitled to receive continuing base salary and benefits for up to 24 months in the event of a termination of employment due to a Change in Control (as defined in such agreement). Mr. Andrew and Ms. Van Valkenburgh also entered into a non-competition and non-solicitation agreement pursuant to which they are prohibited from competing with the Company or soliciting the Company's employees during the term of employment and for a period of two years thereafter. Mr. Andrew's employment was terminated in August 2002. He will receive his base salary as severance and, medical and dental benefits for 4 months.

     On July 1, 2002, Mr. James R. Henderson entered into a Consultant Agreement with the Company. Mr. Henderson is employed and compensated by Steel Partners, Ltd. He is engaged as the Interim Chief Executive Officer for and on behalf of the Company upon the terms, covenants, and conditions set forth in the Consultant Agreement dated July 1, 2002. He will not be entitled to employee benefits or bonus programs set forth by the Company or its Board of Directors. However, if deemed appropriate, the Board of Directors has the right to grant a monetary or stock option bonus in recognition of the Consultant's achievements and/or outstanding performance during the duration of this agreement. Pursuant to this agreement, the Company will pay Steel Partners Ltd., $20,000 per month plus necessary and approved travel expenses.

Summary Compensation

     The following table sets forth for each of the last three fiscal years certain information concerning the compensation of the Company's Chief Executive Officer during the fiscal year ended June 30, 2002 and the other executive officers of the Company, whose compensation exceeded $100,000 during the fiscal year ended June 30, 2002 (the "Named Executive Officers").

                           Summary Compensation Table

                                                      Annual Compensation
                                                ------------------------------
Name and                                                                       Long-Term         All Other
Principal Position                      Year      Salary        Bonus        Stock Options    Compensation(1)
------------------------------------   ------   ----------  --------------  ---------------   ---------------
James C. Garrett(2) ................    2002    $250,000     $127,250(4)      $    --            $44,974
 President and Chief                    2001     250,000        6,700(5)       16,000             48,920
 Executive Officer                      2000     250,000       62,500(6)       50,000             54,856

Glenn C. Andrew(3) .................    2002    $200,000     $101,800(4)      $    --            $37,169
 Executive Vice                         2001     200,000        5,200(5)       12,000             38,989
 President                              2000     200,000       50,000(6)       20,000             44,595

Melissa A. Van Valkenburgh .........    2002    $160,000     $ 48,864(4)           --            $19,718
 Vice President, Finance                2001     160,000        2,500(5)        8,000             71,433
 Chief Financial Officer                2000     160,000       48,000(6)       10,000             64,832

------------

(1) Includes the following: (a) the Company's contributions under the Executive Savings Plan in 2002 for Messrs. Garrett and Andrew of $11,250 and $9,000, respectively, and for Ms. Van Valkenburgh of $7,200; (b) car allowance for Messrs. Garrett and Andrew of $6,525, respectively; (c) taxes paid by the Company for Messrs. Garrett and Andrew of $8,166 and $6,618, respectively, and for Ms. Van Valkenburgh of $2,220; (d) the Company's match to the 401K Plan in 2002 for Messrs. Garrett and Andrew of $5,481 and $5,423, respectively, and for Ms. Van Valkenburgh of $4,800; (e) life insurance premiums paid for Messrs. Garrett and Andrew of $13,552 and $9,603, respectively, and for Ms. Van Valkenburgh of $5,498.

(2) Dr. James C. Garrett served as President and Chief Executive Officer until June 2002.

(3)  Mr. Glenn Andrew served as Executive Vice President until August 2002.

(4) Consists of bonuses earned during fiscal year 2002, but paid during fiscal year 2003.

(5) Consists of bonuses earned during fiscal year 2001, but paid during fiscal year 2002.

(6) Consists of bonuses earned during fiscal year 2000, but paid during fiscal year 2001.

Option Grants

     The following table sets forth certain information concerning grants of stock options made during the fiscal year ended June 30, 2002 to each of the Named Executive Officers. The Company granted no stock appreciation rights during the fiscal year ended June 30, 2002.

                        Option Grants In Last Fiscal Year

                                                                                               Potential Realizable
                                                      Individual Grants                          Value at Assumed
                                     ---------------------------------------------------         Annual Rates of
                                       Number of    Percent of                                     Stock Price
                                      Securities   Total Options                                 Appreciation for
                                      Underlying    Granted to     Exercise                       Option Term(1)
                                        Options    Employees in   Price Per   Expiration  ------------------------------
Name                                    Granted     Fiscal Year    Share(2)    Date(3)          5%             10%
------------------------------------ ------------ -------------- ----------- -----------  -------------   --------------
 James C. Garrett ...................   16,000         38%         $ 3.45      8/24/11    $  34,714.98    $  87,974.58
 Glenn C. Andrew ....................   12,000         29%         $ 3.45      8/24/11       26,036.24       65,980.94
 Melissa A. Van Valkenburgh .........    8,000         19%         $ 3.45      8/24/11       17,357.49       43,987.29

------------

(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(2) All options were granted at fair market value as determined by the Board of Directors of the Company on the date of the grant.

(3) Dr. Garrett's employment was terminated in June 2002. Mr. Andrew's employment was terminated August 2002. The options held by Dr. Garrett have expired and the options held by Mr. Andrew expire three months after the date of termination.

Option Exercises and Year-End Values

     No options were exercised by any of the named executive officers during the fiscal year ended June 30, 2002. The following table sets forth certain information concerning the number and value of unexercised options held by each of the named executive officers on June 30, 2002. No stock appreciation rights were exercised during fiscal year 2002 by the named executive officers or were outstanding at year-end.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                   Number of
                                             Securities Underlying         Value of Unexercised
                                              Unexercised Options          In-the-Money Options
                                               at Fiscal Year-End          at Fiscal Year-End(1)
Name                                       Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------------------------   ---------------------------   --------------------------
James C. Garrett ......................           346,000/0                    $     0/$0
Glenn C. Andrew .......................            82,086/0                    $35,517/$0
Melissa A. Van Valkenburgh ............            58,000/0                    $10,313/$0

------------

(1) Value based on the last sales price per share ($3.10) of the Company's Common Stock on June 30, 2002, as reported on the American Stock Exchange, less the exercise price.

                      Equity Compensation Plan Information

                                                                                                Number of Securities
                                                                                               Remaining Available for
                                                                                                Future Issuance Under
                                                                                                 Equity Compensation
                                           Number of Securities to       Weighted-Average         Plans (Excluding
                                           be Issued Upon Exercise      Exercise Price of      Securities Reflected in
                                            of Outstanding Options     Outstanding Options           Column (a))
                                          -------------------------   ---------------------   ------------------------
Plan Category                                        (a)                       (b)                       (c)
---------------------------------------   -------------------------   ---------------------   ------------------------
Equity Compensation Plans Approved
 by Security Holders(1) ...............            471,336                   $ 5.19                    403,914
Equity Compensation Plans Not
 Approved by Security Holders .........                  0                        0                          0
                                                   -------                   ------                    -------
  Total ...............................            471,336                   $ 5.19                    403,914
                                                   =======                   ======                    =======

------------

(1) Consists of the Company's 1986 Non-Qualified Option Plan, the 1991 Stock Option Plan and the 1998 Stock Incentive Plan.

Report of the Organization and Compensation Committee

     The Company's Organization and Compensation Committee of the Board is responsible for determining the compensation of, and compensation policies with respect to, the executive officers of the Company, including the Chief Executive Officer. The Organization and Compensation Committee currently consists of Messrs. Henderson, McPeak and Mehmel.

     The objectives of the Company's executive compensation program are to:

     o Attract and retain key executives of outstanding abilities who are critical to the long-term success of the Company;

     o Align executive compensation with the Company's financial performance, business strategies, values and objectives;

     o Enhance the profitability of the Company, and thereby enhance stockholder value, by linking the financial interests of the Company's executives with those of the stockholders; and

     o    Recognize and reward individual performance and responsibility.

Executive Compensation Program

     The Board, with guidance and input from the Organization and Compensation Committee, approves the executive compensation program on an annual basis, including specified levels of compensation for all executive officers. The Company's executive compensation program has been designed to implement the objectives described above and is composed of the following fundamental elements:

     o A base salary that is determined by individual contributions and sustained performance.

     o An annual cash bonus that is tied to corporate financial performance as well as the achievement of individual business-related objectives, including ability to address the corporate need to increase profitability.

     o A long-term incentive program that rewards executives when stockholder value is created through an increase in the market value of the Company's Common Stock.

     In general, the Organization and Compensation Committee intends that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executives with corresponding responsibilities in selected comparable companies. To the extent determined to be appropriate, the Organization and Compensation Committee also considers general economic conditions, the Company's financial performance and the individual's performance in establishing the compensation opportunities of the executive officers. Total compensation opportunities for the executive officers are adjusted over time as necessary to meet this objective. Actual compensation earned by the executive officers reflects both their contributions to the Company's actual stockholder value creation and the Company's actual financial performance. While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon the Company's actual performance.

Base Salary

     Base salaries for executive officers are reviewed by the Organization and Compensation Committee and are set by the Board at the beginning of each fiscal year. In determining salary adjustments, the Board considers individual performance and contributions to the Company, external competitiveness, company performance and the recommendations of the Organization and Compensation Committee and management. The Board did not award across-the-board salary increases to the Company's executive officers for fiscal year 2002.

Annual Incentive Compensation

     Annual incentives for the Company's executive officers are intended to reflect the Company's belief that management can make significant contributions to enhance stockholder value by achieving Company objectives and maximizing earnings. Accordingly, the Company has developed a management bonus plan that awards cash bonuses based on the achievement of certain objectives, including addressing issues relating to improvement in long-term corporate earnings, actual performance versus budget, order backlog, acquisition of new business and overall Company profitability.

     Bonuses for executive officers are discretionary and are determined annually by the Board after a review of the recommendations of the Organization and Compensation Committee and management. Bonuses were paid in fiscal year 2003 based upon performance in fiscal year 2002.

Long-Term Incentive Compensation

     The Company's long-term incentive compensation program is implemented through the grant of stock options under the Company's 1991 Option Plan, 1986 Non-Qualified Option Plan and 1998 Stock Incentive Plan. This program is intended to align executive interests with the long-term interests of stockholders by linking executive compensation with stockholder enhancement. In addition, the program motivates executives to improve long-term stock market performance by allowing them to develop and maintain a significant, long-term equity ownership position in the Company's Common Stock. Stock options are granted at prevailing market rates and generally will have value only if the Company's stock price increases in the future.

     Stock option awards are reviewed and considered by the Board, guided by input and recommendations from management for each participant, the financial results for the Company and the participant's present equity holdings in the Company. All executive officers, including the Chief Executive Officer, are eligible to receive awards under the Company's 1991 Option Plan and 1998 Stock Incentive Plan.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its Named Executive Officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. No Named Executive Officer received compensation exceeding this limit in fiscal year 2002. Although the Company does not currently intend to qualify its annual incentive awards as performance-based, it will continue to monitor the impact of Section 162(m) on the Company.

Chief Executive Officer Compensation

     Dr. Garrett was the Company's President and Chief Executive Officer from June 1998 until July 2002. See "Employment and Severance Agreements." Dr. Garrett had a multi-year employment agreement with the Company that fixed his annual base salary at $250,000 per year. Dr. Garrett also was entitled to receive annual cash bonuses and stock options upon the satisfaction of agreed-upon performance goals and objectives. For fiscal year 2002, Dr. Garrett earned a cash bonus of $127,250. The Organization and Compensation Committee believes that this compensation package was comparable to those of chief executive officers of selected comparable companies and reflected the Company's qualitative judgment of Dr. Garrett's expected contributions to the Company during the term of the agreement.

                                        Organization and Compensation Committee
                                        James R. Henderson
                                        Merrill A. McPeak
                                        Robert F. Mehmel

Report of the Audit Committee

     The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting, systems of internal control, audit process and monitoring compliance with laws and regulations and standards of business conduct. The Board of Directors has adopted a charter for the Audit Committee, which was set out in full in Appendix A of the fiscal year 2001 proxy statement. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company's financial reporting process. PricewaterhouseCoopers, LLP, (PWC) acting as independent auditors, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2002 with the Company's management.

     2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

     3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PWC the matter of that firm's independence.

     4.   Based on the review and discussion referred to in Items (1) through
          (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange.

                                        Audit Committee
                                        Julian J. Demora
                                        Jesse L. Krasnow
                                        Merrill A. McPeak

Audit Fees

     The aggregate fees billed by PWC for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $75,000, however, only $53,850 was paid out during fiscal year 2002.

Financial Information System Design and Implementation Fees

     There were no fees billed by PWC for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2002.

All Other Fees

     The aggregate fees billed by PWC for services rendered to the Company for the fiscal year ended June 30, 2002, other than for services described above under "Audit Fees," were $37,322.

Stock Performance Graph

     The following graph compares cumulative stockholder return on the Company's Common Stock for the period from June 30, 1998 through June 30, 2002 with the cumulative total return for (i) a peer group index, determined by the Company consisting of CAE, Cubic Corporation, EDO Corporation, Evans & Sutherland Corp., Firearms Training Systems and United Industrial Corporation (the "Peer Group Index") and (ii) the Russell 3000 Aerospace Industry Index (the "Aerospace Industry Index").

     In the preceding fiscal years, the Company's stock performance graph compared the Company's stock performance with the performance of (i) the Russell 2000 Index and (ii) the Russell 3000 Index. Beginning in fiscal year 1999, the Company substituted the Peer Group Index for the Russell 2000 Index because the Company's Board of Directors determined that the Peer Group Index more accurately reflects the industry sector in which the Company competes as well as companies of similar size to the Company and, therefore, presents a better comparison of the performance of the Company's Common Stock against the capital stock of its peers than does the Russell 2000 Index.

                      Comparative Five-Year Total Returns*
           ECC International Corp., Russell 3000 Aerospace, Peer Group
                    (Performance results through 06/30/2002)

                              [PERFORMANCE GRAPH]

                          1998        1999        2000        2001        2002
                        --------    --------    --------    --------    --------
ECC ................    $  61.90    $  75.00    $  64.29    $  68.57    $  59.05
R3000 Aerospace ....    $  99.38    $ 106.46    $  94.07    $ 124.63    $ 133.40
Peer Group .........    $  96.89    $  72.34    $  79.51    $  49.92    $  64.49

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in ECC common stock, Russell 3000 Aerospace, and Peer Group.

------------

*    Cumulative total return assumes reinvestment of dividends.

Certain Relationships and Related Transactions

     Pursuant to a Consultant Agreement between James R. Henderson, the Company's Interim Chief Executive Officer and a Director, the Company pays Steel Partners, Ltd., $20,000 per month plus necessary and approved travel expenses. Warren Lichtenstein, a Director of the Company, is an affiliate of Steel Partners, Ltd., based on his ownership of Steel Partners, Ltd., directly and through Steel Partners II, LP, and by virtue of his positions as President and Chief Executive Officer of Steel Partners, Ltd. Mr. Lichtenstein is the sole managing member of the general partner of Steel Partners II, LP. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of Steel Partners, Ltd., owned by Steel Partners II, LP (except to the extent of his pecuniary interest in such shares of Common Stock).

                APPROVAL OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

     On August 23, 2002, the Board of Directors adopted, subject to stockholder approval, the 2002 Employee Stock Purchase Plan (the "Plan"). The Plan authorizes the issuance of up to a total of 360,000 shares of Common Stock to participating employees. The Plan is generally intended to continue the program originally put in place by the Company's 1984 Employee Stock Purchase Plan and continued by the 1987 Employee Stock Purchase Plan, 1990 Employee Stock Purchase Plan, 1993 Employee Stock Purchase Plan, 1996 Employee Stock Purchase Plan, and 1999 Employee Stock Purchase Plan.

     The Board of Directors believes that the Plan provides employees of the Company with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock, which the Board of Directors believes will help the Company attract and retain employees. Accordingly, the Board believes that approval of the Plan is in the best interest of the Company and its stockholders and recommends a vote FOR this proposal.

     All employees of the Company, including directors of the Company who are employees and who are customarily employed by the Company for 20 or more hours per week and at least five months in any calendar year, are eligible to participate in the Plan. Employees who would immediately after the grant own 5% or more of the total combined voting power or value of the stock of the Company are not eligible to participate. As of August 31, 2002, 119 of the Company's employees would have been eligible to participate in the Plan.

     On the first day of a designated payroll deduction period (the "Offering Period"), the Company will grant to each eligible employee who has elected to participate in the Plan an option to purchase shares of Common Stock as follows: the employee may authorize an amount (a whole percentage from 1% to 10% of such employee's base pay) to be deducted by the Company from such pay during the Offering Period. On the last day of the Offering Period, the employee is deemed to have exercised the option, at the option price, to the extent of accumulated payroll deductions. Under the terms of the Plan, the option price is an amount equal to 85% of the average market prices (as defined) per share of the Common Stock on either the first day or the last day of the Offering Period, whichever is lower. The Plan provides for six consecutive six-month Offering Periods beginning with the six-month period extending from July 1, 2002 through December 31, 2002.

     If an employee is not a participant on the last day of the Offering Period, such employee is not entitled to exercise any option, and the amount of such employee's accumulated payroll deductions will be refunded. An employee's rights under the Plan terminate upon voluntary withdrawal from the Plan at any time, or when such employee ceases employment for any reason, except that upon termination of employment because of death, the employee's beneficiary has certain rights to elect to exercise the option to purchase the share which the accumulated payroll deductions in the participant's account would purchase at the date of death.

     Because participation in the Plan is voluntary, the Company cannot now determine the number of shares of Common Stock to be purchased by any Named Executive Officer, by all current executive officers as a group, or by employees, including officers who are not executive officers, as a group. Directors who are not employees may not participate in the Plan.

     The Board may at any time amend the Plan. No amendment can be made, however, without prior approval of the stockholders of the Company if such amendment would (a) materially increase the number of shares which may be issued under the Plan or (b) materially modify the requirements as to eligibility for participation under the Plan.

Federal Income Tax Consequences

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the Plan and with respect to the sale of Common Stock acquired under the Plan.

     Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of the taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

     (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and

     (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

     Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (the "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sales price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     Tax Consequences to the Company. The offering of Common Stock under the Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                       RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected PricewaterhouseCoopers, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2003, subject to ratification by stockholders at the Meeting. Although stockholder approval of the Board's selection of PricewaterhouseCoopers, LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board will reconsider the matter. It is not expected that any representative of PricewaterhouseCoopers, LLP will be present at the Meeting. PricewaterhouseCoopers, LLP served as the Company's independent public accountants during fiscal year 2002.

                                 OTHER MATTERS

     The Board knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If any other business properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy to vote or otherwise act in accordance with their judgment on such matters.

     The Company will bear the entire cost of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries in whose names stock is held will be requested to forward proxy soliciting material to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses in connection with this service.

Deadline for Submission of Stockholder Proposals for the 2003 Annual Meeting

     Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy for the Company's 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting") pursuant to Rule 14a-8 under the Exchange Act must be submitted to the Secretary of the Company at its offices, 2001 West Oak Ridge Road, Orlando, Florida 32809-3803, no later than July 10, 2003.

     If a stockholder of the Company wishes to present a proposal before the 2003 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 50 days nor more than 75 days prior to the 2003 Annual Meeting; provided that, in the event that less than 65 days' notice or prior public disclosure of the date of the 2003 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 15th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2003 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                        By Order of the Board of Directors,


                                        /s/ Melissa Van Valkenburgh

                                        Melissa Van Valkenburgh, Secretary

Dated: October 31, 2002

                            ECC INTERNATIONAL CORP.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 13, 2002

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY
                   AND SHOULD BE RETURNED AS SOON AS POSSIBLE

     The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) James R. Henderson and Jesse L. Krasnow, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of ECC INTERNATIONAL CORP. (the "Company") to be held on Friday, December 13, 2002 at 10:00 a.m. at ECC International Corp., 2001 West Oak Ridge Road, Orlando, Florida, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals are conditioned upon the approval of any of the other proposals.

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THIS PROXY IN THE ACCOMPANYING ENVELOPE.

     A VOTE "FOR" ALL DIRECTOR NOMINEES AND A VOTE "FOR" PROPOSAL NUMBER 2 and "FOR" PROPOSAL NUMBER 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE                                 Please mark    |X|
UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE                              your votes as
"FOR" ALL DIRECTOR NOMINEES. "FOR" PROPOSAL NUMBER 2 and "FOR" PROPOSAL NUMBER 3.                               indicated in
                                                                                                                this example

1.   To elect the following nominees for director       01 Julian J. Demora, 02 James R. Henderson, 03 Jesse L. Krasnow,
     (except as marked to the right):                   04 Warren G. Lichtenstein, 05 Merrill A. McPeak and 06 Robert F. Mehmel

     FOR all nominees        WITHHOLD AUTHORITY         (Instruction: To withhold a vote for an individual nominee, write the name
   listed to the right    to vote for all nominees      of such nominee in the space provided below. Your shares will be voted for
  (except as marked to       listed to the right        the remaining nominees.)
     the contrary.)
                                                        __________________________________________________________________________
          |_|                       |_|

                                                                                                MARK HERE IF YOU PLAN    |_|
                                                                                                TO ATTEND THE MEETING

2.   To approve the Company's 2002 Employee             3.   To ratify the appointment of       MARK HERE FOR ADDRESS    |_|
     Stock Purchase Plan                                     PricewaterhouseCoopers LLP as      CHANGE AND NOTE AT LEFT
                                                             the Company's independent public
                                                             accountants for the current year.

        FOR      AGAINST      ABSTAIN                        FOR      AGAINST      ABSTAIN

        |_|        |_|          |_|                          |_|        |_|          |_|


                                                                                         Dated: ______________________________, 2002

                                                                                         _____________________________________
                                                                                                      Signature

                                                                                         _____________________________________
                                                                                              Signature, if owned jointly

                                                                                         NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS
                                                                                         HEREON. WHEN SHARES ARE HELD BY JOINT
                                                                                         OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS
                                                                                         ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                                                                         OR GUARDIAN, PLEASE GIVE FULL TITLE AS
                                                                                         SUCH. IF A CORPORATION, PLEASE SIGN IN FULL
                                                                                         CORPORATE NAME BY AUTHORIZED OFFICER,
                                                                                         GIVING FULL TITLE. IF A PARTNERSHIP, PLEASE
                                                                                         SIGN IN PARTNERSHIP NAME BY AUTHORIZED
                                                                                         PERSON, GIVING FULL TITLE.

------------------------------------------------------------------------------------------------------------------------------------
                                                      ^ FOLD AND DETACH HERE ^